Exhibit 99.1 BrightSpire Capital, Inc. Announces First Quarter 2026 Financial Results NEW YORK, April 28, 2026 – BrightSpire Capital, Inc. (NYSE: BRSP) (“BrightSpire Capital” or the “Company”) today announced its financial results for the first quarter 2026 and certain updates. The Company reported first quarter 2026 GAAP net income attributable to common stockholders of $4.8 million, or $0.03 per share, Distributable Earnings of $15.6 million, or $0.12 per share, and Adjusted Distributable Earnings of $18.2 million, or $0.14 per share. The Company reported GAAP net book value of $7.05 per share and undepreciated book value of $8.24 per share as of March 31, 2026. Michael J. Mazzei, Chief Executive Officer, commented, “We had a productive start to 2026 highlighted by positive net deployment year-to-date, with $311 million of committed capital closed during the first quarter and subsequent as well as $283 million in-execution. We also had stability in our CECL reserves quarter over quarter. Most importantly, we reduced our watch list by approximately 39% year to date, meaningfully de-risking the portfolio, and remain actively engaged in resolving our remaining watch list loans and REO properties. The slight decrease in book value was largely attributable to equity grants as part of our annual compensation program, consistent with past practice.” Mr. Mazzei continued, “As we look toward the remainder of 2026, our focus remains on growing the portfolio and earnings through new loan originations while continuing to resolve what remains of our REO and watch list loans.” Supplemental Financial Report A First Quarter 2026 Supplemental Financial Report is available on the Shareholders – Events and Presentations section of the Company’s website at www.brightspire.com. This information will be furnished to the SEC in a Current Report on Form 8-K. We refer to “Distributable Earnings” and “Adjusted Distributable Earnings”, which are non-GAAP financial measures, in this release. A reconciliation to net income/(loss) attributable to BrightSpire Capital common stockholders, the most directly comparable GAAP measure, is included in our full detailed First Quarter 2026 Supplemental Financial Report and is available on our website at www.brightspire.com. First Quarter 2026 Conference Call The Company will conduct a conference call to discuss the results on Wednesday, April 29, 2026, at 10:00 a.m. ET / 7:00 a.m. PT. To participate in the event by telephone, please dial (833) 821-4389 ten minutes prior to the start time (to allow time for registration). International callers should dial (412) 652-1257. The call will also be broadcast live over the Internet and can be accessed on the ‘Shareholders’ section of the Company’s website at www.brightspire.com. A webcast of the call will be available for 90 days on the Company’s website. For those unable to participate during the live call, a replay will be available starting April 29, 2026, at 1:00 p.m. ET / 10:00 a.m. PT, through May 6, 2026, at 11:59 p.m. ET / 8:59 p.m. PT. To access the replay, dial (844) 512-2921 and use conference ID code 10207137. International callers should dial (412) 317-6671 and enter the same conference ID. Dividend Announcement On March 16, 2026, the Company’s Board of Directors declared a quarterly cash dividend of $0.16 per share to holders of Class A common stock for the first quarter of 2026, which was paid on April 15, 2026, to common stockholders of record as of March 31, 2026. Common Stock Repurchase Plan On April 22, 2026, the Company’s Board of Directors have authorized a stock repurchase program, under which the Company may repurchase up to $50 million of its outstanding Class A common stock until April 30, 2027 (the “Stock Repurchase Program”). Under the Stock Repurchase Program, the Company may repurchase shares in open market purchases, in privately negotiated transactions or otherwise. The Stock Repurchase Program will be utilized at management's discretion and in accordance with the requirements of the Securities and Exchange Commission. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate requirements and other conditions. The Stock Repurchase Program replaces in its entirety the Company’s prior repurchase program announced on April 29, 2025 and was set to expire on April 30, 2026.

About BrightSpire Capital, Inc. BrightSpire Capital, Inc. (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com. Cautionary Statement Regarding Forward-Looking Statements This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as in the Company’s other filings with the Securities and Exchange Commission; defaults by borrowers in paying debt service on outstanding indebtedness; borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations, population shifts and migration, reduced demand for office, multifamily, hospitality or retail space) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the fair value of the Company's investments may be subject to uncertainties (including impacts associated with inflationary trends, the volatility of interest rates and credit spreads, increased market volatility affecting commercial real estate businesses and public securities); the Company's use of leverage and interest rate mismatches between the Company’s assets and borrowings could hinder its ability to make distributions and may significantly impact its liquidity position; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company’s ability to maintain or grow the dividend at all in the future; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including available capacity under and margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO’s on a go forward basis, including at a reduced cost of capital; whether transactions under letter of intent or contract will close on expected terms, in the expected time period or at all; the impact of legislative, regulatory, tax and competitive changes, regime changes and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business; and the ongoing impacts of global geopolitical uncertainties and unforeseen public health crises on the real estate market. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as in BrightSpire Capital’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so. Investor Relations BrightSpire Capital, Inc. Addo Investor Relations Anne McGuinness 310-829-5400 brsp@addo.com